                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Georgia-Pacific Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        CONFIDENTAL VOTING INSTRUCTIONS
                          GEORGIA-PACIFIC CORPORATION


                          ANNUAL MEETING MAY 2, 1995


        The undersigned hereby directs Vanguard Fiduciary Trust Company, as Trustee under the Georgia-Pacific Corporation Savings and Capital Growth Plan, the Georgia-Pacific Corporation Hourly 401(k) Savings Plan and the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan (the "Plans"), to vote in person or by proxy all shares of Common Stock of Georgia-Pacific Corporation allocated to any accounts of the undersigned under any of the Plans in the manner indicated on the reverse hereof with respect to Items 1,2,3,4 and 5, as described in the Georgia-Pacific Corporation Notice of 1995 Annual Meeting of Shareholders and Proxy Statement, in connection with the Georgia-Pacific Corporation Annual Meeting of Shareholders to be held on May 2, 1995.

Election of Directors:
Nominees in Class II: Donald V. Fites, Harvey C. Fruehauf, Jr.,
David R. Goode, James B. Williams



                                                                 SEE REVERSE
                                                                     SIDE


/X/ Please mark your
    votes as in this
    example.
When this card is properly executed, your interest will be voted in the manner directed herein.  If no direction is made by marking the appropriate boxes below, the Trustee will vote your interest FOR election of directors and FOR Items 2,3,4 and 5.
                   FOR  WITHHELD                          FOR  AGAINST  ABSTAIN                                FOR  AGAINST  ABSTAIN
1. Election of                     2. Approve 1995                                4. Approve 1995 Employee
   Directors       [ ]    [ ]         Economic Value      [ ]    [ ]       [ ]       Stock Purchase Plan       [ ]    [ ]      [ ]
   (See Reverse)                      Incentive Plan
For, except vote withheld from
the following nominees(s):         3. Approve 1995                                5. Approve Outside Directors [ ]    [ ]      [ ]
                                      Shareholder Value   [ ]    [ ]       [ ]       Stock Plan
                                      Incentive Plan
-------------------------------------





SIGNATURE(S)                                       DATE
            --------------------------------------     ------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, trustee or guardian, please give full title as such.

  [LOGO]            GEORGIA-PACIFIC CORPORATION  133 Peachtree Street NE (30303)
                                                 P.O. Box 105605
                                                 Atlanta, Georgia 30348-5605
                                                 Telephone (404) 652-4000




--------------------------------------------------------------------------------



                                            March 28, 1995


To Participants in the Georgia-Pacific Stock Fund of the Georgia-Pacific Corporation Savings and Capital Growth Plan, the Georgia-Pacific Corporation Hourly 401(k) Savings Plan and the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan (the "Plans"):

In connection with the Georgia-Pacific Corporation 1995 Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 2, 1995, enclosed are proxy materials relative to shares allocated to you with respect to your interest in the Georgia-Pacific Stock Fund of one or more of the Plans mentioned above.

We wish to call your attention to the fact that pursuant to the provisions of each of the Plans, Vanguard Fiduciary Trust Company, the Trustee under the Plans, cannot vote your allocable shares of Georgia-Pacific Common Stock on the matters to be acted on at the Annual Meeting (described in the enclosed Georgia-Pacific Corporation Notice of 1995 Annual Meeting of Shareholders and Proxy Statement) without your specific voting instructions.

Accordingly, in order for your allocable shares to be voted on the matters to be acted on at the Annual Meeting, please give your voting instructions over your signature on the enclosed card and return it to First Chicago Trust Company of New York, who will tabulate the votes for the Trustee, promptly in the enclosed, self-addressed, postage-paid envelope. It is understood that if you sign without otherwise marking the card, you wish the Trustee to vote your shares FOR the election of directors and FOR Items 2,3,4 and 5, as recommended by the Board of Directors of Georgia-Pacific Corporation.

We urge you to send in the enclosed card promptly so that the Trustee may vote the shares allocable to you under the Plans in accordance with your wishes.

                                         Very truly yours,



                                         KENNETH F. KHOURY
                                         ------------------
                                         Kenneth F. Khoury
                                         Secretary